UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549
                                 _______________


                                    FORM  8-K


                                 CURRENT  REPORT

                     Pursuant  to  Section  13  or  15(d)  of  the
                         Securities  Exchange  Act  of  1934


         Date  of  Report  (Date  of  earliest  event  reported):  April  11,
2005

                              ____________________

                         Commission  File  Number  0-22935


                             PEGASUS  SOLUTIONS,  INC.
             (Exact  name  of  registrant  as  specified  in  its  charter)



                   DELAWARE                               75-2605174
       (State  or  other  jurisdiction  of                    (I.R.S.  Employer
      incorporation  or  organization)                    Identification  No.)


    CAMPBELL  CENTRE I, 8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900, DALLAS, TEXAS
                                      75206
                      (Address  of  principal  executive  office)
                                   (Zip  Code)


       Registrant's  telephone  number,  including  area  code:  (214)  234-4000

Item  1.02     Termination  of  a  Material  Definitive  Agreement

On November 8, 2004, Pegasus Solutions, Inc. (the "Company") and Thomas Weisel Partners LLC ("TWP") entered into a 10b5-1 Purchase Plan (the "Plan") pursuant to which TWP was to effect the repurchase by the Company of up to 1,500,000 shares of the Company's common stock as authorized by the Company's board of directors. Effective April 12, 2005, the Company has terminated the Plan.

Item  2.02     Results  of  Operations  and  Financial  Condition

On April 11, 2005, Pegasus Solutions, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing, among other matters, that it was lowering its revenue and earnings guidance for the first quarter of 2005.

The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933.

Item  8.01     Other  Events

On April 11, 2005, Pegasus Solutions, Inc. (the "Company") issued a press release attached hereto as Exhibit 99.1 announcing, among other matters, that it is exploring various strategic alternatives to enhance stockholder value, and that Bear, Stearns & Co. Inc. has been retained as financial advisor to assist the Company in this process.

The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933.

Item  9.01     Financial  Statements  and  Exhibits

(c)     Exhibits
99.1     Press  Release  dated  April 11, 2005 issued by Pegasus Solutions, Inc.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PEGASUS  SOLUTIONS,  INC.


April  11,  2005                                    /s/  SUSAN  K.  COLE
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief  Financial  Officer

                                  EXHIBIT INDEX

Exhibit  No.     Description

99.1          Press  Release  dated  April  11, 2005 issued by Pegsus Solutions,
Inc.

                                          Contacts:
                                                 Pegasus  Solutions
                                                 Marcie  Hyder  214-234-4120
                                                 Press: Cindy Foor 214-234-4129


               PEGASUS SOLUTIONS TO EXPLORE STRATEGIC ALTERNATIVES
                   COMPANY LOWERS FIRST QUARTER 2005 GUIDANCE

DALLAS, APRIL 11, 2005 - Pegasus Solutions, Inc. (Nasdaq: PEGS) announced today that its board of directors is exploring various strategic alternatives to enhance shareholder value. Some possible alternatives include joint ventures, divestitures, alliances with strategic partners, taking the company private, selling the company to a third party, or merging with another company. Pegasus' board of directors has retained Bear, Stearns & Co. Inc. as its financial advisor to assist in this effort.

The company stated that there could be no assurance that this process will result in any specific transaction. The company also stated that it does not expect to comment further publicly with respect to the exploration of strategic alternatives, unless the company and its board of directors determine it would be appropriate to do so.

FIRST  QUARTER  2005GUIDANCE(See  tables  included  with  this  release  for the
----------------------------
reconciliation  of  GAAP  to  non-GAAP  measures.)
-------
The company is lowering its first quarter financial guidance and is estimating first quarter results to be as follows:
-     GAAP  revenues  -  $41  million  to  $42  million
-     Adjusted  revenues  -  $43  million  to  $44  million
-     GAAP  EPS  -  ($0.08)  to  ($0.07)
-     Adjusted  EPS  -  $0.02  to  $0.03

The lower guidance is primarily attributable to lower than expected revenues resulting from implementation of the company's weekly commission processing service during the quarter. Under the new service, the timing of the company's revenue recognition has changed.

Specifically, Pegasus expects the conversion to weekly processing to negatively impact first quarter revenues by approximately $2.1 million. During April, the second month of weekly processing, the company expects to recognize approximately $700,000 of the $2.1 million revenues delayed in March. After considering certain related expenses that are also delayed, Pegasus expects this conversion to negatively impact GAAP pre-tax income by approximately $1.8 million in the first quarter. Similarly, the company expects to recognize approximately $300,000 of the delayed expenses during April. The remaining revenues and associated expenses will be recognized when all of the hotels convert to weekly processing or in the final month of when services are provided. However, Pegasus expects the impact of the conversion to be substantially complete by the end of the second quarter. The company is presenting adjusted revenues so investors can understand the initial impact of transitioning from monthly to weekly commission processing in March 2005.

The enhanced system that enables weekly commission processing is essential in meeting the needs of our current and prospective customers. Pegasus believes the benefits of this new system and process far outweigh the short-term financial impact of this conversion.

On both a GAAP and an adjusted basis, the lower guidance is also attributable to lower than expected revenues related to reduced pricing for the company's reservation and financial service lines. Reservation services revenues were negatively impacted due to lower pricing on certain contract renewals. For financial services, travel agency consolidations resulted in lower pricing. Also, new business revenues are not expected to be fully realized, partially due to slower than expected implementation and ramp cycles.

The  company  is  working on a number of items to offset this revenue shortfall.
The company expects to realize the benefit of some of these items later in the year. In addition, the company does not expect the entire revenue shortfall to flow to the bottom line because the company has enacted measures to control discretionary spending and will continue to do so as it begins the second quarter.

Pegasus will provide a more detailed analysis when it announces its first quarter results on May 3, 2005. At that time, the company will also provide an updated financial outlook for the remainder of 2005, which will be lower than its previous fiscal year guidance.

FIRST  QUARTER  2005  RESULTS  ANNOUNCEMENT  AND  CONFERENCE  CALL
------------------------------------------------------------------
Pegasus will announce its first quarter 2005 results after the market closes on May 3, 2005. In conjunction with the announcement, the company will host a conference call on May 3, 2005, at 5:00 p.m. Eastern Time and will simultaneously broadcast it live over the Internet. To access the webcast, go to www.pegs.com and click "Investor." Please allow extra time prior to the call
   ------------
to visit the site and download the streaming media software required to listen to the Internet broadcast. The online archive of the webcast will be available two hours after the call for 30 days.

ABOUT  PEGASUS  SOLUTIONS,  INC.
--------------------------------
Dallas-based Pegasus Solutions, Inc. (Nasdaq: PEGS) is a global leader in providing technology and services to hotels and travel distributors. Founded in 1989, Pegasus' customers include a majority of the world's travel agencies and more than 60,000 hotel properties around the globe. Pegasus' services include central reservation systems, electronic distribution services, commission processing and payment services, property management systems, and marketing representation services. The company's representation services, including Utell by Pegasus and Unirez by Pegasus, are used by nearly 8,000 member hotels in 140 countries, making Pegasus the hotel industry's largest third-party marketing and reservations provider. Pegasus has 17 offices in 12 countries, including regional hubs in London, Scottsdale and Singapore. For more information, please visit www.pegs.com.
       ------------

Some statements made in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding future events, financial projections, estimated transaction volumes and expected average daily room rates, as well as management's expectations, beliefs, hopes, intentions or strategies regarding the future. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from current expectations. Factors that could cause or contribute to such difference include, but are not limited to, terrorist acts or war, global health epidemics, variation in demand for and acceptance of the company's products and services, the level of product and price competition from existing and new competitors, delays in developing, marketing and deploying new products and services, any strategic alternative undertaken by the company, as well as other risks identified in the company's Securities and Exchange Commission filings, including those appearing under the caption Risk Factors in the company's Annual Report on Form 10-K for the year ended December 31, 2004.

The conference call may include other forward-looking statements related to transaction volume and average daily room rates. Such information can be found in the presentation accompanying the conference call webcast. To access the webcast, go to www.pegs.com and click "Investor."
                  ------------

USE  OF  NON-GAAP  FINANCIAL  MEASURES
--------------------------------------
Pegasus provides financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (GAAP). We believe that presentation of non-GAAP measures such as adjusted revenues, and adjusted net income per share provides investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a better baseline for assessing the company's future earnings expectations. Our management uses these non-GAAP measures for the same purpose. The non-GAAP measures included in this release are provided to give investors access to the types of measures that we use in analyzing our results.

Adjusted revenues consists of GAAP revenues adjusted for the initial impact to financial services revenues of converting to weekly commission processing, which is included in the accompanying reconciliation. Adjusted net income per share consists of GAAP net income (loss) per share adjusted for the items included in the accompanying reconciliation. We believe these measures enable management and investors to more thoroughly evaluate our current performance as compared to past performance and provides a better baseline for assessing the company's future earnings expectations. However, adjusted revenues and adjusted net income per share do not provide a complete picture of our operations. Therefore revenues and net income per share on both a non-GAAP basis and GAAP basis may need to be considered to get a comprehensive view of our results.

Pegasus' calculation of adjusted revenues and adjusted net income per share is not necessarily comparable to similarly titled measures reported by other companies. These non-GAAP measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Schedules that reconcile adjusted revenues and adjusted net income per share to GAAP revenues and GAAP net income (loss) per share are included with this release.
                                      # # #

     RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                       ESTIMATED FIRST QUARTER 2005 RESULTS
                       (IN 000'S, EXCEPT PER SHARE AMOUNTS)



                                                  GAAP     ADJUSTMENTS    ADJUSTED
                                                --------  -------------  ----------
 LOW END OF RANGE:
 Revenues                                       $40,900   $      2,100  (1)    $43,000
                                                ========  =============        ========

 Income (loss) before income taxes               (2,500)         3,150  (2),(3)    650
 Income tax benefit (expense)                       900         (1,134) (4)       (234)
                                                --------  -------------        --------

 Net income (loss)                              $(1,600)  $      2,016            $416
                                                ========  =============        ========

 Net income (loss) per share (diluted)          $ (0.08)  $       0.10         $  0.02
                                                ========  =============        ========

 Weighted average shares outstanding (diluted)   20,762            303  (5)     21,065


 HIGH END OF RANGE:
 Revenues                                       $41,900   $      2,100  (1)    $44,000
                                                ========  =============        ========

 Income (loss) before income taxes               (2,200)         3,150  (2),(3)    950
 Income tax benefit (expense)                       792         (1,134)   (4)     (342)
                                                --------  -------------        --------

 Net income (loss)                              $(1,408)  $      2,016       $     608
                                                ========  =============      ==========

 Net income (loss) per share (diluted)          $ (0.07)  $       0.10       $    0.03
                                                ========  =============      ==========

 Weighted average shares outstanding (diluted)   20,762            303  (5)     21,065


 NOTES:
(1) Represents the financial services revenue impact of $2.1 million associated with converting to weekly commission processing.

(2) Represents the net impact of $1.8 million associated with converting to weekly commission processing.

(3) Represents $1.35 million for the amortization of software and identifiable intangible assets obtained through acquisitions.

(4)  Assumes  a  36%  tax  rate  on  both  a  GAAP  and  an  adjusted  basis.

(5)  Represents  shares  issuable  upon  the  exercise  of  stock  options.